                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 2, 2002

                            ------------------------

                            PARK PHARMACY CORPORATION
             (Exact name of registrant as specified in its charter)



                 COLORADO                                          000-15379                           84-1029701
(State or other jurisdiction of incorporation             (Commission File Number)       (I.R.S. Employer Identification No.)
             or organization)


      10711 PRESTON ROAD, SUITE 250                                 75230
              DALLAS, TEXAS                                       (Zip code)
(Address of principal executive offices)

        Registrant's telephone number, including area code: 972-860-0200




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ITEM 3. Bankruptcy.

         On December 2, 2002, Park Pharmacy Corporation (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Northern District of Texas (the "Bankruptcy Court") (Case No. 02-80896-SAF). The Company will continue to operate its business as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

ITEM 7. Financial Statements and Exhibits.

         None.



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                                    SIGNATURE

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      PARK PHARMACY CORPORATION

                                      Date: December 3, 2002


                                      By: /s/ CRAIG MACKEY
                                         --------------------------------------
                                          Craig Mackey,
                                          President and Chief Operating Officer



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